UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2012

United Development Funding III, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53159	20-3269195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Municipal Way, Suite 100, Grapevine, Texas
76051
(Address of principal executive offices)
(Zip Code)

(214) 370-8960
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As disclosed in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on September 25, 2009, on September 21, 2009, United Development Funding III, L.P., a Delaware limited partnership (“UDF III”), entered into a Loan and Security Agreement with Wesley J. Brockhoeft, an unaffiliated individual, which provided UDF III with a revolving credit facility (the “Brockhoeft Credit Facility”). On June 21, 2012, UDF III and Wesley J. Brockhoeft amended the Brockhoeft Credit Facility. Pursuant to the amendment, the maturity date of the Brockhoeft Credit Facility was extended to June 21, 2014.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Development Funding III, L.P.

By: UMTH Land Development, L.P.

Its: General Partner

By: UMT Services, Inc.

Its: General Partner

By: /s/ Hollis M. Greenlaw

       Hollis M. Greenlaw

       President and Chief Executive Officer

Dated: June 27, 2012